EXHIBIT 99.2

                         INFOTECH SOLUTIONS CORPORATION
                                  BALANCE SHEET
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                                                      September 30,
                                                                                      -------------
                                                                                           2002
===================================================================================================
ASSETS
Current assets:
      Cash and cash equivalents                                                            $    560
      Accounts receivable                                                                       314
      Prepaid expenses                                                                           38
---------------------------------------------------------------------------------------------------
         Total current assets                                                                   912
Property and equipment:
      Leasehold improvements                                                                     28
      Furniture and fixtures                                                                    100
      Computer equipment                                                                        442
      Computer equipment under capital leases                                                   498
---------------------------------------------------------------------------------------------------
                                                                                              1,068
      Less allowance for depreciation and amortization                                          746
---------------------------------------------------------------------------------------------------
                                                                                                322

Purchased software, net of accumulated amortization of $152                                      61
---------------------------------------------------------------------------------------------------
      Total assets                                                                         $  1,295
===================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
      Accounts payable                                                                     $     95
      Accrued expenses                                                                           54
      Advance deposits                                                                            4
      Deferred revenue                                                                          134
      Current portion of capital lease obligations                                               72
---------------------------------------------------------------------------------------------------
         Total current liabilities                                                              359
 Capital lease obligations, net of current portion                                               29
 Deferred revenue                                                                               202
 Commitments and contingencies:
 Shareholders' equity:
      Common Stock of no par value; 1,200,000 shares authorized; 966,000 shares
             issued and outstanding                                                             397
      Retained earnings                                                                         308
---------------------------------------------------------------------------------------------------
         Total shareholders' equity                                                             705
---------------------------------------------------------------------------------------------------
         Total liabilities and shareholders' equity                                        $  1,295
===================================================================================================

 See accompanying notes.

                         INFOTECH SOLUTIONS CORPORATION
                            STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                 Nine months ended
                                                                   September 30,
                                                              2002            2001
======================================================================================
REVENUES:
     Billing system revenues                                   $ 2,856         $2,907

EXPENSES:
     Cost of services                                            1,109            780
     Engineering, research and development                         680            588
     Sales and marketing                                           442            684
     General and administrative                                    526            466
     Depreciation and amortization                                 174            211
--------------------------------------------------------------------------------------
                                                                 2,931          2,729
--------------------------------------------------------------------------------------
Operating income (loss)                                            (75)           178
Interest expense                                                    (5)            (9)
--------------------------------------------------------------------------------------
Net income (loss)                                              $   (80)        $  169
======================================================================================

Basic net income (loss) per common share:
     Net income (loss)                                         $ (0.09)        $ 0.17
     Weighted average common shares outstanding                    966            966

Diluted net income (loss) per share:
     Net income (loss)                                         $ (0.09)        $ 0.15
     Weighted average common shares outstanding                    966          1,150
======================================================================================

See accompanying notes.

                         INFOTECH SOLUTIONS CORPORATION
                            STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                                 Nine months ended
                                                                                    September 30,
                                                                                 2002         2001
=======================================================================================================
OPERATING ACTIVITIES
Net income (loss)                                                                  $  (80)      $  169
Adjustments to reconcile net income (loss) to net cash
       provided by operating activities:
     Depreciation and amortization                                                    174          211
Changes in operating assets and liabilities:
     Accounts receivable                                                              295         (309)
     Prepaid expenses                                                                  (3)          10
     Accounts payable, accrued expenses and advance deposits                           20          142
     Deferred revenue                                                                (107)         174
                                                                                   -------      -------
        Net cash provided by operations                                               299          397

INVESTING ACTIVITIES

Purchases of property and equipment                                                   (91)        (206)
                                                                                   -------      -------
        Net cash used in investing activities                                         (91)        (206)

FINANCING ACTIVITIES

Distributions to stockholders                                                        (253)        (173)
Repayment of capital leases                                                           (77)        (155)
                                                                                   -------      -------
        Net cash used in financing activities                                        (330)        (328)

Decrease in cash and cash equivalents                                                (122)         (84)
Cash and cash equivalents at beginning of period                                      682          478
                                                                                   -------      -------
Cash and cash equivalents at end of period                                         $  560       $  394

Supplemental disclosure of non-cash transactions:
Capital lease obligations                                                                       $   92
=======================================================================================================

See accompanying notes.


                          NOTES TO FINANCIAL STATEMENTS

1.   Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended September 30, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

The balance sheet at December 31, 2001 has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

2.   Earnings Per Share

     The following table sets forth the computation of basic and diluted net income per share for:

                                                              Nine months ended
                                                                September 30,
   (in 000's, except per share amounts)                          2002         2001
   ----------------------------------------------------------------------------------
   Numerator for basic and diluted earnings per share:
       Net income (loss)                                        $  (80)      $  400
   Denominator:
       Denominator for basic net income per share                  966          966
       Effect of dilutive employee stock options                     -          195
   ----------------------------------------------------------------------------------
       Denominator for diluted net income (loss) per share         966        1,161
   ----------------------------------------------------------------------------------
   Basic net income (loss) per common share                     $(0.08)      $ 0.06
   ----------------------------------------------------------------------------------
   Diluted net income (loss) per common share                   $(0.08)      $ 0.06
   ----------------------------------------------------------------------------------